Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2014
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Acquisitions

NOTE 2

Acquisitions and Divestitures

Global Business Travel

On June 30, 2014, the Company completed a transaction to establish a non-consolidated joint venture, GBT JV, comprising the former Global Business Travel (GBT) operations of the Company and an external cash investment. Historically, the Company reported the GBT operations within the Global Commercial Services (GCS) segment. The Company has retained a 50 percent ownership interest in the GBT JV with an estimated fair value of that interest of approximately $900 million, which is accounted for as an equity method investment effective June 30, 2014 and reported in other assets within the Consolidated Balance Sheet. In exchange for a cash contribution of $900 million paid into the GBT JV, an unrelated investor group holds the remaining 50 percent ownership interest. The investor group’s cash contribution provides the primary basis for the Company’s determination of the estimated fair value of its 50 percent ownership interest at June 30, 2014.

As a result of this transaction, the Company deconsolidated the GBT net assets and for the year ended December 31, 2014, recognized a net gain of $630 million ($412 million after-tax), as a reduction to other expense. The Company recognized $626 million ($409 million after-tax) in the second quarter and subsequently recognized the remaining closing-related amounts in the third and fourth quarters. Prior to the deconsolidation, the carrying amount of GBT’s assets and liabilities were not material to the Company’s financial position.

The GBT JV operates under the “American Express Global Business Travel” brand, pursuant to a trademark license agreement provided by the Company. The Company has also entered into a transition services agreement and certain other operating agreements with the GBT JV, pursuant to which the Company and the GBT JV provide one another with certain services and that result in related-party receivables and payables. There was no material impact to the Company during the year ended December 31, 2014, related to the GBT JV’s results of operations or the Company’s agreements with the GBT JV.

Loyalty Partner

In conjunction with the March 1, 2011 acquisition of a controlling interest in Loyalty Partner, the Company had an option to acquire the remaining non-controlling equity interest (NCI) in the future. In November 2013, the Company entered into an agreement to extinguish a portion of the NCI in its Loyalty Partner subsidiary, in exchange for a cash payment of $132 million and to convert the remaining NCI to an option that is accounted for as a long-term liability with an initial value of $121 million. The Company reduced equity by $107 million in connection with this agreement.